FORUM FUNDS (the “Trust”)

Brown Advisory Flexible Value Fund

(formerly known as Flag Investors — Equity Opportunity Fund)

(the “Fund”)

Supplement dated December 30, 2008 to the

Prospectus dated March 1, 2008

The Board of Trustees of the Trust has approved new fund administration, fund accounting and transfer agent arrangements for the Fund. Accordingly, the first paragraph under the “Other Service Providers” section of the Prospectus (page 16) is revised to include the following:

Effective January 2, 2009, Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust.

Information under the “How to Contact the Fund” section of the Prospectus is revised to include the following:

Effective January 2, 2009, inquiries concerning the Fund or shareholder accounts, requests for Fund documents, and orders to purchase or redeem shares of the Fund should be addressed as follows, rather than as shown in the Prospectus:

How to Contact the Fund

Write to us at: Brown Advisory Funds P.O. Box 182218 Columbus, OH 43218-182218

Overnight address: Brown Advisory Funds 3435 Stelzer Rd. Columbus, OH 43219

Telephone us at: (800) 540-6807 (toll free)

Website: www.brownadvisory.com

Wire investments or ACH payments to: Please contact the Transfer Agent at (800) 540-6807 (toll free) to obtain the ABA routing number and Citi account number for the Fund.

Effective January 2, 2009, the following replaces the disclosure under, and including, the heading “Contacting the Fund” on the back cover of the Prospectus:

Contacting the Fund

You can get free copies of the annual/semi-annual reports and the SAI, request other information and discuss your questions about the Fund by contacting the Fund at:

Brown Advisory Funds

P.O. Box 182218

Columbus, OH 43218-2218

(800) 540-6807 (toll free)

The Fund’s prospectus, SAI and annual/semi-annual reports are also available, without charge, on the Fund’s website at www.brownadvisory.com

* * *

Please retain for future reference.

FORUM FUNDS (the “Trust”)

Brown Advisory Flexible Value Fund

(formerly known as Flag Investors — Equity Opportunity Fund)

(the “Fund”)

Supplement dated December 30, 2008 to the

Statement of Additional Information dated March 1, 2008

The Board of Trustees of the Trust has approved new fund administration, fund accounting, and transfer agent arrangements for the Fund. The following changes to the disclosure in the Funds’ Statement of Additional Information (“SAI”) reflect the new arrangements.

Effective January 2, 2009, Citi Fund Services Ohio, Inc. (“Citi”) provides certain administration, portfolio accounting and transfer agency services to the Fund and the Trust, and supplies certain officers to the Trust.

The following disclosure replaces information on the front page of the SAI:

Account Information and Shareholder Services:

Citi Fund Services Ohio, Inc.

3435 Stelzer Road

Columbus, OH 43219

(800) 540-6807

This Statement of Additional Information (the “SAI”) supplements the Prospectus dated March 1, 2008, as may be amended from time to time, offering shares of the Brown Advisory Flexible Value Fund (formerly known as Flag Investors – Equity Opportunity Fund) (the “Fund”), a series of Forum Funds, a registered, open-end management investment company (the “Trust”). This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by contacting the transfer agent at the address or telephone number listed above.

Copies of the Annual Report may be obtained, without charge, upon request by contacting the transfer agent at the address or telephone number listed above.

References to “Atlantic Fund Administration, LLC” in the glossary under the definitions of “Accountant,” “Administrator” and “Transfer Agent” and throughout the SAI are replaced with “Citi Fund Services Ohio, Inc.”

The definition of Citi Fund Services Ohio, Inc. (“Citi”) is added to the glossary.

The following disclosure replaces the corresponding section on pages 12-14 of the SAI under Management:

A. Trustees and Officers

The Board is responsible for oversight of the management of the Trust’s business affairs and of the exercise of all the Trust’s powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. Each Trustee and officer holds office until the person resigns, is removed, or replaced. The address for all Trustees and officers is c/o Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine, 04101, unless otherwise noted. Each Trustee oversees twenty-seven portfolios in the Trust. Each Trustee serves in the same capacity for the Monarch Funds. John Y. Keffer is considered an Interested Trustee due to his affiliation with a trust service provider. Mr. Keffer is also an interested Trustee/Director of Wintergreen Fund, Inc.

Name and Year of Birth	Position with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Trustees

J. Michael Parish Born: 1943	Chairman of the Board; Trustee; Chairman, Compliance Committee, Nominating Committee and Qualified Legal Compliance Committee	Trustee since 1989 (Chairman since 2004)	Retired; Partner, Wolf, Block, Schorr and Solis-Cohen, LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm) 1995 – 2002.

Costas Azariadis Born: 1943	Trustee; Chairman, Valuation Committee	Since 1989	Professor of Economics, Washington University (since 2006); Professor of Economics, University of California-Los Angeles 1992 – 2006.

James C. Cheng Born: 1942	Trustee; Chairman, Audit Committee	Since 1989	President, Technology Marketing Associates (marketing company for small- and medium-sized businesses in New England) since 1991.
Interested Trustee

John Y. Keffer[1] Born: 1942	Trustee; Vice Chairman; Chairman, Contracts Committee	Since 1989	Chairman, Atlantic Fund Administration, LLC, since 2008; President, Forum Foundation (a charitable organization) since 2005; President, Forum Trust, LLC (a non-depository trust company) since 1997; President, Citigroup Fund Services, LLC (Citigroup) 2003 - 2005; President, Forum Financial Group, LLC (“Forum”) (a fund services company acquired by Citibank, N.A.) 1986-2003.

Officers

Stacey Hong Born: 1966	President	Since June 2008	President, Atlantic Fund Administration, LLC since 2008; Director, Consulting Services, Foreside Fund Services January 2007-September 2007; Elder Care, June 2005-December 2006; Director, Fund Accounting, Citigroup December 2003-May 2005; Director/Senior Manager/Manager, Accounting, Forum Financial Group, April 1992-November 2003; Auditor, Ernst & Young May 1988-March 1992.

[1]	Since 1997, John Y. Keffer has been president and owner of Forum Trust, LLC. Atlantic Fund Administration, LLC, is a subsidiary of Forum Trust, LLC.

Simon D. Collier Born: 1961 Foreside Management Services, LLC Three Canal Street Suite 100 Portland, ME 04101	Principal Executive Officer	Since June 2005	Partner, Foreside Financial Group, LLC since April 2005 (Managing Partner from April 2005 to May 2008); President and Founder, Sondent Group, LLC (financial services consulting company) since May 2008; Chief Operating Officer and Managing Director, Global Fund Services, Citigroup 2003-2005. Mr. Collier serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Karen Shaw Born: 1972	Treasurer	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Section Manager/Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Senior Manager, Support and Fund Accounting, Forum Financial Group, August 1994-December 2003.

Trudance L.C. Bakke Born: 1971 Foreside Management Services, LLC Three Canal Street Suite 100 Portland, ME 04101	Principal Financial Officer	Since 2006	Director, Foreside Management Services, LLC since 2006; Product Manager, Citi 2003-2006; Senior Manager of Corporate Finance, Forum 1999-2003. Ms. Bakke serves as an officer to other unaffiliated mutual funds or closed-end funds for which the Distributor or its affiliates, act as distributor or provider of other services.

Gale Bertrand Born: 1964	Vice President	Since July 2008	Senior Manager, Atlantic Fund Administration, LLC since 2008; Department Manager/Senior Vice President, Enterprise Support Services, Citigroup December 2003-July 2008; Director, Support, Senior Manager Fund Accounting, Forum, March 1990-December 2003.

Lina Bhatnagar Born: 1971	Secretary	Since June 2008	Senior Administration Specialist, Atlantic Fund Administration, LLC, since May 2008; Regulatory Administration Specialist, Citigroup June 2006-May 2008; Money Market/Short Term Trader, Wellington Management 1996-2002.

The following disclosure replaces the corresponding section regarding the Fund’s Administrator, Accountant and Transfer Agent on pages 18-19 of the SAI under Management:

I. Other Fund Service Providers

1. Administrator, Accountant, Transfer Agent

The Administrator and Accountant provide services to the Trust pursuant to an accounting, administration and transfer agency agreement (the “Citi Agreement”) with the Trust. The Administrator administers the Trust’s operations with respect to the Fund and other series of the Trust except those that are the responsibility of any other service provider hired by the Trust, all in such manner and to such extent as may be authorized by the Board. The Administrator’s responsibilities include, but are not limited to: (1) overseeing the performance of administrative and professional services rendered to the Trust by others, including its custodian, transfer agent and dividend disbursing agent as well as legal, auditing, shareholder servicing and other services performed for the Fund; (2) preparing for filing and filing certain regulatory filings (i.e. registration statements and semi-annual reports) subject to Trust counsel and/or independent auditor oversight; (3) overseeing the preparation and filing of the Trust’s tax returns and the preparation of financial statements and related reports to the Trust’s shareholders, the SEC and state and other securities administrators; (4) providing the Trust with adequate general office space and facilities and providing persons suitable to the Board to serve as officers of the Trust; (5) assisting the Trust’s investment Advisor in monitoring Fund holdings for compliance with prospectus investment restrictions and assisting in preparation of periodic compliance reports; and (6) with the cooperation of the Advisor, the officers of the Trust and other relevant parties, preparing and disseminating materials for meetings of the Board.

As fund accountant, the Accountant provides fund accounting services to the Fund. These services include calculating the NAV of the Fund and preparing the Fund’s financial statements and tax returns.

The Citi Agreement with respect to the Fund continues in effect until terminated provided, however, that its continuance shall be specifically approved or ratified with respect to the Fund with such frequency and in such manner as required by applicable law. The Citi Agreement is terminable with or without cause and with respect to the Fund, and without penalty by the Trust or by the Administrator with respect to the Fund on 120 days’ written notice to the other party. The Citi Agreement is also terminable for cause by the non-breaching party on at least 60 days’ written notice to the other party, provided that such party has not cured the breach within that notice period.

Under the Citi Agreement, Citi is not liable to the Trust or the Trust’s shareholders for any action or omission, except for willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Citi Agreement. Under the Citi Agreement, Citi and certain related parties (such as Citi’s officers and persons who control Citi) are indemnified by the Trust against any and all claims and expenses related to Citi’s actions or omissions that are consistent with Citi’s contractual standard of care.

Under the Citi Agreement, in calculating the Fund’s NAV, Citi is deemed not to have committed an error if the NAV it calculates is within  1/10 of 1% of the actual NAV (after recalculation). The Citi Agreement also provides that Citi will not be liable to a shareholder for any loss incurred due to a NAV difference if such difference is less than or equal to 1/2 of 1% or less than or equal to $25.00. In addition, Citi is not liable for the errors of others, including the companies that supply security prices to Citi and the Fund.

Pursuant to the Citi Agreement, the Fund pays Citi a bundled fee for administration, fund accounting and transfer agency services at an annual rate of: 0.12% on the first $150 million in Fund assets, 0.075% on the next $150 million in Fund assets, 0.05% on the next $300 million in Fund assets, 0.03% on the next $400 million in Fund assets and 0.02% on Fund assets exceeding $1 billion. The base fee is subject to an annual minimum of $110,000. The Fund also pays Citigroup certain surcharges and shareholder account fees. The fee is accrued daily by the Fund and is paid monthly based on the average net assets, transactions and positions for the previous month. The Advisor has agreed to pay Citi’s fees out of its advisory fee.

For the period June 2, 2008 through January 1, 2009, as to fund accounting and fund administration, and for the period June 16, 2008 through January 1, 2009, as to transfer agency Atlantic Fund Administration, LLC and its subsidiaries (“Atlantic”) provided these services to the Fund under the same service fee schedule as Citi, except the base fee was subject to an annual minimum of $135,000.

Prior to June 2, 2008, as to fund accounting and fund administration and June 16, 2008, as to transfer agency, Citigroup Fund Services, LLC provided these services to the Fund under the same service fee schedule as Atlantic.

As Transfer Agent and distribution paying agent, pursuant to the Citi Agreement, the Transfer Agent maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. The Transfer Agent is located at 3435 Stelzer Road, Columbus, Ohio 43219 and is registered as a transfer agent with the Office of Comptroller of the Currency.

Table 5 in Appendix B shows the dollar amount of the fees accrued by the Fund to the Administrator, the amount of fees waived by the Administrator, and the actual fees received by the Administrator. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

Table 6 in Appendix B shows the dollar amount of the fees accrued by the Fund, the amount of fees waived by the Accountant, and the actual fees received by the Accountant. The data is for the past three fiscal years (or shorter period depending on the Fund’s commencement of operations).

The following disclosure replaces the corresponding section regarding the Fund’s Custodian on page 20 of the SAI under management:

2. Custodian

The Fund’s custodian is Brown Investment Advisory & Trust Company (the “Custodian”), an affiliate of Brown. The Custodian safeguards and controls the Fund’s cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of the Fund’s domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, the Custodian receives a fee of 0.011% of the Fund’s first $1 billion in assets; 0.0075% on Fund assets between $1 billion and $2 billion; 0.0050% on Fund assets between $2 billion and $6 billion; and 0.0025% on Fund assets greater than $6 billion. The Fund also pays the Custodian an annual maintenance fee of $3,600, plus certain other transaction fees. These fees are accrued daily by the Fund and are paid monthly based on average net assets and transactions for the previous month.

Prior to August 29, 2008, Citibank, N.A. (“Citibank”) served as the Funds custodian. For it services to the Fund, Citibank received a monthly maintenance fee of $300, plus certain other transaction fees and asset based fees.

The following disclosure replaces the corresponding section on pages 22-23 of the SAI under Portfolio Transactions:

K. Portfolio Holdings

Portfolio holdings of the Fund are disclosed to the public on a quarterly basis with the SEC. Portfolio holdings as of the end of the Fund’s annual and semi-annual fiscal periods are reported to the SEC on form N-CSR within 10 days of the mailing of the annual or semi-annual report. Portfolio holdings as of the end of the first and third fiscal quarters are reported to the SEC on Form N-Q within 60 days of the end of such period. You may request a copy of the Fund’s latest semi-annual report to shareholders by contacting the Transfer Agent at the address or phone number listed on the cover of this SAI. You may also obtain a copy of the Fund’s latest Form N-CSR and Form N-Q by accessing the SEC’s website at www.sec.gov.

In addition, the Fund’s Advisor makes publicly available, on an at least quarterly basis, information regarding the Fund’s top ten holdings (including name and percentage of the Fund’s assets invested in each such holding) and the percentage breakdown of the Fund’s investments by country, sector and industry, as applicable. This holding information is made available through the Fund or Advisor’s website, marketing communications (including printed advertisements and sales literature), and/or the Fund’s Transfer

Agent telephone customer service center that supports the Fund. Holdings information is released within 15 days after the month end. In addition, the Fund’s Advisor discloses the Fund’s calendar quarter-end portfolio holdings on its website 15 days after each quarter. Securities that are being actively bought or sold may be excluded from the quarterly disclosure if the Advisor believes such disclosure would be harmful to the Fund.

The Fund’s nonpublic portfolio holdings information is received by certain service providers in advance of public release in the course of performing or enabling them to perform the contractual or fiduciary duties necessary for the Fund’s operation that the Fund has retailed them to perform. The Advisor to the Fund has regular and continuous access to the Fund’s portfolio holdings. In addition, the Fund’s Administrator, Custodian, Distributor and Fund Accountant as well as proxy voting services (ISS), mailing services and financial printers may have access to the Fund’s nonpublic portfolio holdings information on an ongoing basis. The Trustees, the Fund’s officers, and legal counsel to the Trust and to the Independent Trustees, may receive portfolio holdings information on an as needed basis. The Fund’s independent accountants receive such information at least semi-annually. Mailing services and financial printer typically receive nonpublic portfolio holdings information no sooner than 30 days following the end of a quarter.

From time to time the Advisor also may disclose nonpublic information regarding the Fund’s portfolio holdings to certain mutual fund consultants, analysts and rating and ranking entities, or other entities or persons (“Recipients”) that have a legitimate business purpose in receiving such information. Any disclosure of information more current than the latest publicly available nonpublic portfolio holdings information will be made only if the Compliance Committee of the Board determines that: (1) the more current information is necessary for a Recipient to complete a specified task; (2) the Fund has a legitimate business purposes for the disclosing the information; and (3) the disclosure is in the best interests of the Fund and its shareholders. Any Recipient receiving such information shall agree in writing to: (1) keep the information confidential; (2) use it only for agreed-upon purposes; and (3) not trade or advise others to trade securities, including shares of the Fund, on the basis of the information. Such confidentiality agreements entered into for the receipt of nonpublic information shall also provide, among other things, that the Recipient: (1) will limit access to the information to its employees and agents who are obligated to keep and treat such information as confidential; (2) will implement or have in place procedures to monitor compliance by its employees with the term of the confidentiality agreement; and (3) upon request from the Advisor or the Fund, will return or promptly destroy the information. The Compliance Committee shall report to the Board at its next regularly scheduled Board meeting the entering into of an agreement with a Recipient for the disclosure of nonpublic portfolio holdings information and shall include in the report the Compliance Committee’s reasons for determining to permit such disclosure.

No compensation is received by the Fund, nor, to the Fund’s knowledge, paid to its Advisor or any other party, by any service provider or any other person in connection with the disclosure of the Fund’s portfolio holdings. As indicated above, with respect to the Trustees and the Fund’s officers, Advisor, Administrator and Distributor, the Board has approved codes of ethics (collectively, “Codes”) that are intended to address, among other things, potential conflicts of interest arising from the misuse of information concerning the Fund’s portfolio holdings. In addition, the Fund’s service providers may be subject to confidentiality provisions contained within their service agreements, codes of ethics, professional codes, or other similar policies that address conflicts of interest arising from the misuse of such information.

The Fund’s portfolio holdings disclosure policy is subject to periodic review by the Board. In order to help ensure that the Fund’s portfolio holdings disclosure policy is in the best interests of Fund shareholders as determined by the Board, the CCO will make an annual report to the Board on such disclosure. In addition, the Board will receive any interim reports that are required by the portfolio disclosure policy or that the CCO may deem appropriate. Any conflict identified by the Fund resulting from the disclosure of nonpublic portfolio holdings information between the interests of shareholders and those of the Advisor, Distributor or any affiliate of the Fund, the Advisor or Distributor will be reported to the Board for appropriate action.

There is no assurance that the Fund’s portfolio holdings disclosure policy will protect the Fund against potential misuse of holdings information by individuals or firms in possession of that information.

The following disclosure replaces the corresponding section on page 32 of the SAI under Other Matters:

D. Proxy Voting Procedures

Copies of the proxy voting procedures of the Trust and the Advisor are included in Appendix C. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, 2007 are available (1) without charge, upon request, by contacting the Transfer Agent at (800) 540-6807 and (2) on the SEC’s website at www.sec.gov.

The following sentence replaces the disclosure on page B-2 of the SAI under Appendix B – Miscellaneous Tables; Table 5 – Administration Fees:

The following tables show the dollar amount accrued by the Fund for the benefit of the Fund’s then current administrator, the amount of fee that was waived by the Fund’s then current administrator, if any, and the actual fees paid to the Fund’s then current administrator for the last three fiscal years.

The following sentence will replace the disclosure on page B-2 of the SAI under Appendix B – Miscellaneous Tables; Table 6 – Accounting Fees:

The following tables show the dollar amount accrued by the Fund for the benefit of the Fund’s then current fund accountant, the amount of fee that was waived by the Fund’s then current fund accountant, if any, and the actual fees paid to the Fund’s then current administrator for the last three fiscal years.